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                                                                    EXHIBIT 10.3



                   SCHEDULE TO EMPLOYMENT/SEVERANCE AGREEMENT
            BETWEEN THE COMPANY AND CERTAIN OF ITS EXECUTIVE OFFICERS



        NAME OF EXECUTIVE OFFICER          TITLE OF EXECUTIVE OFFICER
        -------------------------          --------------------------

        Nick H. Varsam                     Vice President - General Counsel and
                                           Secretary